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                                                                    EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hexcel Corporation (the "Company") on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Berges, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      April 29, 2003                                /s/ David E. Berges
------------------------------             -------------------------------------
          (Date)                                      David E. Berges
                                            Chairman of the Board of Directors,
                                           President and Chief Executive Officer